Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hess Midstream Partners LP (the “Partnership”) on Form 10‑Q for the period ended June 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John B. Hess, Chairman of the Board of Directors and Chief Executive Officer of Hess Midstream Partners GP LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 7, 2019

By	/s/ John B. Hess
John B. Hess
Chairman of the Board of Directors and Chief Executive Officer
HESS MIDSTREAM PARTNERS GP LP, its General Partner
HESS MIDSTREAM PARTNERS GP LLC, its General Partner